THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     This Third Amendment to Amended and Restated Credit Agreement (this "Amendment") is dated as of December 15, 1997, by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined in the Credit Agreement), BANKERS TRUST COMPANY, individually, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and as an issuing bank, and BANQUE PARIBAS, a French bank acting through its Houston Agency, individually, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                                R E C I T A L S:

     WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Documentation Agent, and First Union National Bank ("First Union"), as collateral agent and syndication agent, entered into that certain Amended and Restated Credit Agreement dated as of April 30, 1997 (the "Original Credit
Agreement") pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

     WHEREAS, the parties to the Original Credit Agreement entered into a First Amendment to Amended and Restated Credit Agreement, Resignation of Collateral Agent and Appointment of Substitute Collateral Agent dated as of May 29, 1997 (the "First Amendment"); and

     WHEREAS, as of October 1, 1997, CIBC, Inc. ("CIBC") became a Bank under the Original Credit Agreement as amended by the First Amendment; and

     WHEREAS, the parties to the Original Credit Agreement and CIBC entered into a Second Amendment to Amended and Restated Credit Agreement dated as of September 30, 1997 (together with the First Amendment and the Original Credit Agreement, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Banks and the Agents amend the Credit Agreement to (i) permit the investment in the Marketing LLC (defined below) in the form of cash and promissory notes; (ii) permit certain Debt related to the Marketing LLC; (iii) permit it to provide the limited Guarantee of certain debt of the Marketing LLC; and (iv) permit it to provide certain Trade Guarantees (defined below) of the Marketing LLC; and

     WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement as hereinafter provided; and

     WHEREAS, the Borrower, the Banks and the Agents now desire to amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.


THIRD AMENDMENT TO CREDIT AGREEMENT - Page 1

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                                   ARTICLE II

                                   Amendments

     Section 2.1 Additional Definitions. Section 1.1 is amended by adding the following definitions in alphabetical order:

                  "Marketing Debt" means Debt of the Borrower in an amount not to exceed $4,000,000, which Debt shall consist of the Borrower's guaranty of Marketing LLC's credit facility. Marketing Debt shall be characterized as Debt of the Borrower solely for purposes of calculating the Borrower's Debt to Capitalization Ratio under Section
         11.4 hereof.

                  "Marketing LLC" means the limited liability company being formed by the Borrower or one of its Subsidiaries and NGTS that will assume all of NGTS's natural gas marketing operations.

                  "Marketing Note" means, collectively, one or more promissory notes in the amount of $2,000,000 issued by the Borrower and payable to NGTS, which promissory notes shall be payable in cash or common stock of the Borrower, at the sole option of Borrower. The amount of the Marketing Note shall not be characterized as Debt, including for purposes of computing the Borrower's Debt to Capitalization Ratio under
         Section 11.4 hereof, so long as the Marketing Note is payable, at the sole option of the Borrower, in common stock of the Borrower.

                  "NGTS" means Natural Gas Transmission Services, Inc.

                  "Permitted Investment in Marketing LLC" means an investment by the Borrower in Marketing LLC, in an amount not to exceed $4,500,000, which investment shall consist of (a) approximately $2,500,000 in cash and (b) the Marketing Note.

                  "Trade  Guarantees"  means  Contingent  Liabilities in lieu of letters of credit issued on behalf of the Marketing LLC and for which the Borrower or one of its Subsidiaries are severally, or jointly and severally with one or more other Persons, or both, liable, which Trade Guarantees shall not exceed an aggregate of $15,000,000. Joint and several Trade Guarantees shall be subject to written indemnification agreements, in form and substance and from Persons satisfactory to the Agents, in their sole discretion, the effect of which shall be to reduce the liability of the Borrower. Trade Guarantees will be treated as Debt solely for the purpose of computing the Borrower's Debt to Capitalization Ratio and solely for purposes of computing the Borrower's Debt to Capitalization Ratio under Section 11.4 hereof, the amount of joint and several Trade Guarantees that are characterized as Debt in calculating such ratio shall be reduced by giving effect to the aforementioned written indemnification agreements. Notwithstanding the foregoing, the Majority Banks shall at all times reserve the right to include the entire amount of joint and several Trade Guarantees, or any portion thereof, as Debt in computing the ratio, based on such factors as the Majority Banks may from time to time deem material, in their discretion; provided, however, that an Agent on behalf of the Majority Banks must give the Borrower written notice at least 90 days prior to the end of a fiscal quarter in order for any amount of joint and several Trade Guarantees in excess of the Borrower's and its Subsidiaries' ratable share of such joint and several Trade Guarantees to be included as Debt in computing the Borrower's Debt to Capitalization Ratio for such fiscal quarter.

     Section 2.2 Amendment to Section 10.1. Section 10.1 is amended by deleting clause (d) in its entirety and substituting the following in lieu thereof: "(d) the Senior Unsecured Debt, the Marketing Debt, the Trade Guarantees, and the Marketing Note."

     Section 2.3 Amendment to Section 10.3. Section 10.3 is amended by changing the reference to "$1,500,000" to $1,500,000 plus the Permitted Investment in Marketing LLC."



THIRD AMENDMENT TO CREDIT AGREEMENT - Page 2

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     Section 2.4 Amendment to Section 10.5.  Section 10.5 is amended by deleting the reference to "1,500,000" found in the fifth line thereof and inserting in lieu thereof a reference to "1,500,000 plus the Permitted Investment in Marketing LLC."

                                   ARTICLE III

                              Conditions Precedent

     Section 3.1 Necessary Documentation. This Amendment shall be effective when the Agent shall have received this Amendment executed by all parties.

     Section 3.2 Borrower Covenant. The Borrower shall, within 30 days after the date hereof, provide ----------------- the Agents with:

     (a) Copies of all organizational documents, operating agreements and regulations of the Marketing LLC; and

     (b) Any and all indemnification agreements relating to the Trade Guarantees and such other information and documents relating to the indemnification agreements as may be requested by the Agents, in their sole discretion.

     Section 3.3 Representations and Warranties. All representations and warranties contained in the Credit Agreement shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date.

     Section 3.4 Additional Documentation. The Agents shall have such additional approvals, opinions or documents as the Agents or their counsel, Winstead Sechrest & Minick P.C., may reasonably request.


                                   ARTICLE IV

                                  Miscellaneous

     Section 4.1 Ratifications, Representations and Warranties. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Borrower, the Banks and the Agents agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.2 Reference to the Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.3 Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 14.1 -------- of the Credit Agreement.

     Section 4.4 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.



THIRD AMENDMENT TO CREDIT AGREEMENT - Page 3

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     Section 4.5  Applicable  Law. This  Amendment and all other Loan  Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.

     Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and the Borrower and their respective successors and assigns.

     Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

     Section 4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.9 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                [Balance of this page intentionally left blank.]


THIRD AMENDMENT TO CREDIT AGREEMENT - Page 4

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         EXECUTED as of the day and year first above written.

BORROWER:

MAGNUM HUNTER RESOURCES, INC.


By:
     Name:
     Title:


ADMINISTRATIVE AGENT:

BANKERS TRUST COMPANY



By
     Name:
     Title:

DOCUMENTATION AGENT
AND COLLATERAL AGENT:

BANQUE PARIBAS



By:
     Name:
     Title:


                            - and -


By:
     Michael H. Fiuzat
     Vice President

ISSUING BANK:

BANKERS TRUST COMPANY


By
     Name:
     Title:



THIRD AMENDMENT TO CREDIT AGREEMENT - Page 5

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                                                     BANKS:

                                 BANQUE PARIBAS


                                                     By:
                                      Name:
                                     Title:

                                     - and -

                                                     By:
                                                          Michael H. Fiuzat
                                                          Vice President


                                                     BANKERS TRUST COMPANY


                                                     By:
                                      Name:
                                     Title:


                                   CIBC, INC.


                                                     By:
                                      Name:
                                     Title:





THIRD AMENDMENT TO CREDIT AGREEMENT - Page 6

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                          ACKNOWLEDGEMENT BY GUARANTORS


        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of the Amendment, (ii) confirms and ratifies the terms of the Amended and Restated Subsidiary Guaranty, (iii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing,
(b) it is in full compliance with all covenants and agreements pertaining to it in the Credit Documents and (c) it has reviewed a copy of the Amendment.

              Executed as of December 15, 1997.


                                                GUARANTORS:

                                                HUNTER GAS GATHERING, INC.
                                                GRUY PETROLEUM MANAGEMENT CO.
                                                MAGNUM HUNTER PRODUCTION, INC.
                                                CONMAG ENERGY CORPORATION
                                                RAMPART PETROLEUM, INC.


                                       By:
                                      Name:
                                     Title:




THIRD AMENDMENT TO CREDIT AGREEMENT - Page 7